                  Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934 (Amendment No. 1)


     Filed by the registrant /X/

     Filed by a party other than the registrant / /
     Check the appropriate box:

     /X/   Preliminary proxy statement
     / /  Confidential, for use of the Commission only
          (as permitted by Rule 14a-6(e)(2))
     / /  Definitive proxy statement
     / /  Definitive additional materials
     / /  Soliciting material pursuant to Rule 14(a)-11(c) or Rule 14a-12

                                Mirage Holdings, Inc.
                   (Name of Registrant as Specified in Its Charter)

                     Board of Directors of Mirage Holdings, Inc.
                      (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     /X/  No fee required
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------

     (5)  Total fee paid:

-------------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

-------------------------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------

          (3)  Filing party:

-------------------------------------------------------------------------------

          (4)  Date filed:

-------------------------------------------------------------------------------

                                MIRAGE HOLDINGS, INC.


                                                                November 3, 1998


DEAR STOCKHOLDER:

     You are cordially invited to attend the Annual Meeting of Stockholders of Mirage Holdings, Inc., to be held on November 20, 1998, at 3:00 p.m. local time at the Company's offices at 3000 West Olympic Boulevard, Conference Room A, Santa Monica, California. I encourage you to attend.


     At the meeting, we will elect three directors, amend our bylaws to change the date for the annual Shareholders and Board of Directors meetings to October 15th, ratify the closing of the Diamond Bar store due to a lack of earnings, and approve Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 1999. There will also be a report on the Company's business, and stockholders will have an opportunity to ask questions.


     The vote of each stockholder is important. Therefore, whether or not you plan to attend the meeting, I urge you to complete and sign the accompanying proxy and return it in the enclosed envelope as promptly as possible.

                                   Very truly yours,

                                   /s/ Najeeb U. Ghauri

                                   Najeeb U. Ghauri
                                   CHIEF EXECUTIVE OFFICER

                                Mirage Holdings, Inc.
                       3000 West Olympic Boulevard, Suite 2235
                            Santa Monica, California 90404

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be held November 20, 1998

To the Stockholders of Mirage Holdings, Inc.:

     The Annual Meeting of Stockholders of Mirage Holdings, Inc. (the "Company") will be held on November 20, 1998, at 3:00 p.m. local time at the Company's offices at 3000 West Olympic Boulevard, Conference Room A, Santa Monica, California, for the following purposes:

     1. To elect three directors, each to hold office for a term of one year ending in 1999 or when their successors are elected.

     2. To amend the date of the Company's annual meeting to coincide with the filing of the Company's Annual Report (10-KSB) with the Securities and Exchange Commission on October 15th of each year.


     3. To ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 1999.


     4. To ratify closing of the Diamond Bar clothing store due to lack of earnings, but not foreclosing the possibility of other future business ventures in the fashion industry, in the discretion of the elected Board of Directors.

     5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record as shown on the books of the Company at the close of business on October 9, 1998, the record date and time fixed by the Board of Directors, will be entitled to vote at the meeting and any adjournment thereof.

                                   By order of the Board of Directors
                                   Mirage Holdings, Inc.

                                   /s/ Najeeb U. Ghauri

                                   Najeeb U. Ghauri
                                   PRESIDENT, CHIEF EXECUTIVE OFFICER,
                                   AND SECRETARY

November 3, 1998
Santa Monica, California


     TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. STOCKHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

                                Mirage Holdings, Inc.
                       3000 West Olympic Boulevard, Suite 2235
                            Santa Monica, California 90404

                                      ---------

                                   PROXY STATEMENT

                                      ---------

                                 GENERAL INFORMATION

SOLICITATION OF PROXIES

     This Proxy Statement is furnished to holders of the common stock, par value $.001 per share, of Mirage Holdings, Inc., a Nevada corporation (the "Company"), in connection with the solicitation by the Company's Board of Directors of proxies for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on November 20, 1998, at 3:00 p.m. local time at the Company's offices at 3000 West Olympic Boulevard, Conference Room A, Santa Monica, California, and any and all adjournments thereof. The purpose of the Annual Meeting and the matters to be acted on there are set forth in the accompanying Notice of Annual Meeting of Stockholders.


     The Annual Meeting has been called for the purpose of electing three directors to the Company's Board of Directors for a one-year term, to amend the date of the Company's annual meeting to coincide with the filing of the Company's Annual Report (10-KSB) on October 15th of each year, to ratify the appointment of Stonefield Josephson, Inc. as the Company's independent auditors for fiscal 1999, to ratify the closing of the Diamond Bar store due to lack of earnings, but not foreclosing on the possibility of future business ventures in the fashion industry in the discretion of the elected Board of Directors, and to consider such other matters as may properly come before the Annual Meeting.


     Solicitations of proxies will be made by preparing and mailing the Notice of Annual Meeting, Proxy Statement and proxy to stockholders of record as of the close of business on October 9, 1998. These materials are expected to be first mailed to stockholders on or about November 3, 1998. The cost of making the solicitation includes the cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and proxy and the payment of charges made by brokerage houses and other custodians, nominees and fiduciaries for forwarding documents to stockholders. In certain instances, officers of the Company may make special solicitations of proxies either in person or by telephone. Expenses incurred in connection with special solicitations are expected to be nominal. The Company will bear all expenses incurred in connection with the solicitation of proxies for the Annual Meeting.

VOTING AND REVOCATION OF PROXIES

     A stockholder giving a proxy on the enclosed form may revoke it at any time prior to the actual voting at the Annual Meeting by filing written notice of the termination of the appointment with an officer of the Company, by attending the Annual Meeting and voting in person or by filing a new written appointment of a proxy with an officer of the Company. The revocation of a proxy will not affect any vote taken prior to the revocation.

     Unless a proxy is revoked or there is a direction to abstain on one or more proposals, it will be voted on each proposal and, if a choice is made with respect to any matter to be acted upon, in accordance with such choice. If no choice is specified, the proxies intend to vote the shares represented thereby to approve Proposals No. 1, 2, 3, and 4 as set forth in the accompanying Notice of Annual Meeting of Stockholders, and in accordance with their best judgment on any other matters that may properly come before the Annual Meeting.

VOTING AT THE MEETING

     Only stockholders of record at the close of business on October 9, 1998 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. On October 9, 1998, there were 2,555,065 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on the matters to be presented at the Annual Meeting.

     A majority of the votes entitled to be cast on matters to be considered at the Annual Meeting, present in person or by proxy, will constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting, it is deemed to be present for all other matters. Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum. "Broker nonvotes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. Under applicable Nevada law, the effect of broker nonvotes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. The effect of broker nonvotes on the specific items to be brought before the Annual Meeting is discussed under each item.

     A list of those stockholders entitled to vote at the Annual Meeting will be available for a period of ten days prior to the Annual Meeting for examination by any stockholder at the Company's principal executive offices, 3000 West Olympic Boulevard, Conference Room A, Santa Monica, California, and at the Annual Meeting.

                                ELECTION OF DIRECTORS
                                    (PROPOSAL #1)

GENERAL INFORMATION


     The Bylaws of the Company provide that the Company is authorized to have up to five directors, and that stockholders will elect the directors of the Company at each annual meeting. Directors are elected to serve a one-year term. Directors being elected at the Annual Meeting will serve until the Company's next annual meeting of stockholders, or until their successors have been duly elected and qualified. The board is currently comprised of three members.



     The three nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker nonvotes and instructions on the accompanying proxy to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.


     THE BOARD RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED BELOW.

INFORMATION REGARDING NOMINEES

     All nominees have consented to serve if elected, but if any becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The stockholders have previously elected all director candidates. The name, age, business experience and offices held by each director nominee are as follows:


NAME AND AGE                  DIRECTOR SINCE      POSITION WITH THE COMPANY
------------                  --------------      -------------------------
Najeeb U. Ghauri (43)         1997                Chief Executive Officer, President, Secretary Director
Irfan Mustafa (46)            1997                Chairman of the Board, Director
Earl Shannon (31)             N/A                 None




     NAJEEB U. GHAURI, age 43. Since the Company acquired Mirage Collection, Inc. (the "Subsidiary") in 1997, Mr. Ghauri has served as the Chief Executive Officer, President, Secretary and as a director of the Company, and the Chief Financial Officer of the Subsidiary. In addition to his duties as Chief Executive Officer, President, and Secretary, Mr. Ghauri is also the one who conceptualized the vision of the Company's role in the high-tech market. He developed the plan to find a healthy high tech Company and consummate a business relationship. Mr. Ghauri's contacts worldwide, produced the prime candidate to advance the Company to the next millennium with investment in the high technology field. (The Company's Form 10-KSB filed with the SEC on September 28, 1998 discussing the Company's acquisition of 51% of Network Solutions (Pvt.) Limited and 43% of the outstanding capital stock of NetSol (U.K.) Ltd. is hereby incorporated by reference.) Mr. Ghauri has an M.B.A. in Marketing Management from the Claremont Graduate School (1983) and a B.S. degree in Management/Economics from Eastern Illinois University (1980). Mr. Ghauri has been employed by Arco Petroleum Products Co. from 1987 through May 1997 as Territory Manager. Mr. Ghauri is fluent in English, Urdu, and Indian languages and has a working knowledge of mid-eastern languages.






     IRFAN MUSTAFA, age 46, has been the Chairman of the Board and Director of Mirage Holdings, Inc. since the inception of the Company in April 1997. Mr. Mustafa's technology experience was instrumental in the Company's acquisition of 51% of the outstanding capital of Network Solutions (Pvt.) Limited and 43% of the outstanding capital stock of NetSol (U.K.) Ltd. Mr. Mustafa continuously advised the Board of Directors and Officers of the Company, of the different benefits acquiring a high tech company would bring to the Company. Mr. Mustafa has an M.B.A. from IMD (formerly Imede), Lausanne, Switzerland (1975); an M.B.A. from the Institute of Business Administration, Karachi, Pakistan (1974); and a B.S.C. in Economics, from Punjab University, Lahore, Pakistan (1971). Mr. Mustafa has been employed by Pepsicola Company since 1990 and continuing through the present. His current position at Pepsicola is as a leader of the Executive Designate Program. He was Area Vice President for Egypt and Sudan from 1994 through 1995 and Area Vice President for West Asia from 1990 through 1994. Mr. Mustafa is the Chairman and Founder Member of the Pepsi Education Foundation, Pakistan; Founder Member of the Market Research Society, Pakistan; and a member of the Board of Trustees of Educational and Charitable Organizations in Pakistan.

     EARL T. SHANNON, age 31, is currently the President and Director of Winthrop Venture Management, Inc., an investment management company based in Fort Lauderdale, Florida. The company manages the portfolios of select private individuals and is the General Partner of The Winthrop Venture Fund, Ltd., a private, invitation only investment fund. Mr. Shannon is also the sole consultant to The Silas Offshore Funds, Ltd., a Bahamian based private mutual fund.


     There does not exist any familial relationship between any of the nominees.


BOARD COMMITTEES

     The Company does not have any special committees.

EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION. The following table sets forth information concerning compensation of the Company's Chairman of the Board and Chief Executive Officer and each of the Company's other executive officers. The persons identified below were the Company's only executive officers during fiscal year 1998.


                              SUMMARY COMPENSATION TABLE




----------------------------------------------------------------------------------------------
    Name and Principal Position         Year            Annual             Awards(2)
                                                   Compensation(1)   -------------------------
                                                                     Restricted   Securities
                                                                     Stock        Underlying
                                                                     Awards(3)    Options(4)
----------------------------------------------------------------------------------------------
 Najeeb U. Ghauri, President and        1998             $91,150      200,000        50,000
 Secretary of Mirage Holdings, Inc.
----------------------------------------------------------------------------------------------
 Gill Champion, Vice President and      1998             $91,149       50,000        50,000
 Chief Financial Officer of Mirage
 Holdings, Inc.
----------------------------------------------------------------------------------------------
 All Officers as a Group (2 persons)    1998            $182,299      250,000       100,000
----------------------------------------------------------------------------------------------





____________________________________

(1) No officers received or will receive any bonus or other annual compensation other than salaries during fiscal 1998. The table does not include any amounts for personal benefits extended to officers of the Company, such as the cost of automobiles, life insurance and supplemental medical insurance, because the specific dollar amounts of such personal benefits cannot be ascertained. Management believes that the value of non-cash benefits and compensation distributed to executive officers of the Company individually or as a group during fiscal year 1996 did not exceed the lesser of $50,000 or ten percent of such officers' individual cash compensation or, with respect to the group, $50,000 times the number of persons in the group or ten percent of the group's aggregate cash compensation.
(2) No officers received or will receive any long term incentive plan (LTIP) payouts or other payouts during fiscal 1998.
(3)  All stock awards are shares of Common Stock of the Company.
(4) All securities underlying options are shares of Common Stock of the Company.

     OPTION EXERCISES AND HOLDINGS. The following table sets forth information concerning each exercise of a stock option during the fiscal year ended June 30, 1998 by each of the Named Executives and the number and value of unexercised options granted by the Company held by each of the Named Executives on October 27, 1998.




--------------------------------------------------------------------------------------------------------------------
                          AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-ENDED OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
                            NUMBER OF                             NUMBER OF SHARES         VALUE OF UNEXERCISED IN-
           NAME              SHARES       VALUE REALIZED(1)    UNDERLYING UNEXERCISED        THE-MONEY OPTIONS AT
                           ACQUIRED ON                          OPTIONS AT 06/30/98              10/27/98(2)
                            EXERCISE                          EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
 Najeeb U. Ghauri                  0              $     0                   50,000/0             $218,500/219,000
--------------------------------------------------------------------------------------------------------------------
 Gill Champion                     0                    0                   50,000/0              218,500/219,000
--------------------------------------------------------------------------------------------------------------------
 Irfan Mustafa                     0                    0                   20,000/0                87,400/87,600
--------------------------------------------------------------------------------------------------------------------




(1) Market value on the date of exercise of shares covered by options exercised, less option exercise price.

(2) Market value of the shares covered by in-the-money options on October 27, 1998, less the option exercise price.


COMPENSATION OF DIRECTORS; THE 1997 STOCK OPTION PLAN

     The Company may reimburse each director for out-of-pocket expenses incurred in connection with their attendance at meetings. In addition, the 1997 Stock Option Plan provides for the grant of stock options to nonemployee directors of the Company without any action on the part of the Board of Directors or the Compensation Committee, if any, upon the terms and conditions set forth in the 1997 Stock Option Plan. The exercise price of such options shall be equal to 100 percent of the fair market value of the Common Stock subject to the option on the date on which such options are granted. Each option shall be subject to the other provisions of the 1997 Stock Option Plan.

EMPLOYMENT AGREEMENTS


     Both Najeeb Ghauri and Gill Champion continue to serve the Company under their Employment Agreements dated May 1997, on a month-to-month basis.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of the date hereof, certain information regarding the ownership of the Common Stock of the Company by (i) each person who is known to the Company to own, of record or beneficially, more than five percent of the Common Stock, (ii) each of the Company's directors and director nominees and (iii) all directors and executive officers as a group. Where the persons listed have the right to acquire additional shares of Common Stock through the exercise of options or warrants within 60 days, such additional shares are deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by such persons, but are not deemed to be outstanding for the purpose of computing the percentage ownership interests of any other person. Unless otherwise indicated, each of the stockholders shown in the table below has sole voting and investment power with respect to the shares beneficially owned.


-------------------------------------------------------------------------
                                                             PERCENTAGE
                                         NUMBER OF    BENEFICIALLY OWNED
             NAME                        SHARES(1)
-------------------------------------------------------------------------
   Whittington Investments, Ltd.         993,400(2)                39.1%
   Suite M2 Charlotte House
   P.O. Box N4825
   Nassau, Bahamas
-------------------------------------------------------------------------
   Clearweather Investments              387,565(3)                14.0%
-------------------------------------------------------------------------
   Najeeb U. Ghauri                      250,000(4)                 9.7%
-------------------------------------------------------------------------
   Irfan Mustafa                         120,000(5)                 4.7%
-------------------------------------------------------------------------
   Gill Champion                         100,000(6)                 3.9%
-------------------------------------------------------------------------
   All officers and directors as a       470,000                   17.8%
   group (3 persons)
-------------------------------------------------------------------------

______________

(1) Except as otherwise indicated, the Company believes that the beneficial owners of Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person.
(2) Includes 23,000 Warrants for shares of Common Stock of the Company at an exercise price of $.75 for a term of five years from the date of purchase of April 10, 1997.
(3) Includes 259,500 Warrants for shares of Common Stock of the Company at an exercise price of $.75 for a term of five years from the date of purchase of April 10, 1997.
(4) Includes 50,000 options issued under the Company's stock option plan exercisable at $0.01 for five years from May 12, 1997.
(5) Includes 20,000 options issued under the Company's stock option plan exercisable at $0.01 for five years from May 12, 1997.
(6) Includes 50,000 options issued under the Company's stock option plan exercisable at $0.01 for five years from May 12, 1997.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

     On March 30, 1997, the Company purchased 10% of the outstanding capital stock of Network Solutions (PVT) Limited, a software development firm in Lahore, Pakistan ("Netsol"), in exchange for the payment of $275,000. Netsol was incorporated in Pakistan on August 22, 1996, under the Companies Ordinance, 1984, as a private Company limited by shares. The principal business of NetSol is the development and export of software. Through its affiliation with NetSol, the Company can assist NetSol in marketing its software development services to North American and European clients. Effective September 15, 1998, the Company increased its ownership of NetSol to 51% of NetSol's outstanding capital stock and also purchased 43% of the outstanding capital stock of NetSol (U.K.) Limited, a corporation organized under the laws of the United Kingdom ("NetSol UK"), which is a sister company to NetSol. The Company paid a purchase price for the increased interest in NetSol and the interest in NetSol UK of $500,000 plus 490,000 shares of common stock of the Company.

     The Chief Executive Officer, President and Director of NetSol is Salim Ghauri; one of the Directors of NetSol is Shahab Ghauri. The Chief Executive Officer, President, and Director of NetSol is Salim Ghauri; one of the Directors of NetSol is Shahab Ghauri and another Director of NetSol is Naeem Ghauri; all brothers of Najeeb U. Ghauri, Chief Executive Officer, President,
Secretary and Director of the Company.   The Company believes that its
investment with NetSol was on terms at least as favorable to the Company as would be obtainable in arms' length dealings with unrelated third party persons. Further, the Company's intent is that all future transactions between the Company and NetSol will be on terms at least as favorable to the Company as would be obtainable in arms' length dealings with unrelated third persons. However, the ongoing familial relationship between management of the Company and management of NetSol could result in conflicts of interest between the Company and NetSol, which could result in actions taken by the Company that do not fully reflect the interests of all shareholders of the Company. In order to minimize any conflict of interest, the fairness and reasonableness of any material transaction between the Company and NetSol in the future will be subject to approval by a majority of the independent members of the Board of Directors of the Company or by an independent firm selected by such members.

                        AMENDMENT OF BYLAWS TO CHANGE THE DATE
                           OF ANNUAL MEETING TO OCTOBER 15
                                    (PROPOSAL #2)


     Currently, the Bylaws of the Company provides the annual meeting of Directors and Shareholders to be held on April 15th of each year.


     The Board of Directors find it is in the best interests of the Company and the Stockholders to change the date of the annual meeting of Directors and Shareholders to October 15th. Since the Company is now a public company, it must file annual reports and proxies with the Securities and Exchange Commission ("SEC"). The change in the date to October 15th will provide the Company with the opportunity to file its Form 10-KSB and its proxy statement with the SEC concurrently, saving the Company additional costs of filing each document separately via electronic filing system ("Edger"), as it is required by the SEC, and conducting the mailing of each document together, rather than separately, to the Stockholders. This Proposal would save the Company funds in mailing and filing the 10-KSB and the proxy.

     The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the Annual Meeting, a quorum being present, is required for the adoption of this proposal. Broker nonvotes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the Annual Meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the Annual Meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT OF BYLAWS CHANGING THE DATE OF THE ANNUAL MEETING OF BOARD OF DIRECTORS AND STOCKHOLDERS TO OCTOBER 15TH.


         RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR FISCAL 1999
                                    (PROPOSAL #3)

     The Board of Directors has appointed Stonefield Josephson, Inc. as independent auditors of the Company with respect to its operations for fiscal 1999, and has further directed that management submit such appointment for ratification by the holders of the Common Stock at the annual meeting of Stockholders. In taking this action, the members of the Board considered carefully Stonefield Josephson, Inc.'s reputation in providing accounting services to other companies in the software and retail industries, its independence with respect to the services to be performed, its general reputation for adherence to professional auditing standards and the performance of Stonefield Josephson, Inc. during the audit of the Company's consolidated financial statements for fiscal 1998.

     On August 15, 1997, management of the Company, as directed by the Board of Directors, engaged the accounting firm of Stonefield Josephson, Inc. as its independent auditors and dismissed the firm of Hoffski

& Pisano, PC, which was the Company's independent auditors. The decision to change independent auditors was recommended and approved by the Company's Board of Directors. In connection with the audits for the two fiscal years ended June 30, 1996 and 1995, respectively, and the subsequent period through the date of their dismissal, there were no disagreements between the Company and Hoffski & Pisano, PC on any matters of accounting principles, financial statement disclosure, auditing scope or procedure or any reportable events. Hoffski & Pisano, PC's report on the Company's financial statements for fiscal year 1996 contained no adverse opinion or disclaimer of opinion. Hoffski & Pisano, PC's report on the Company's financial statement for fiscal year 1995 contained an uncertainty paragraph regarding the Company's ability to continue as a going concern.

     Stockholder ratification of the selection of Stonefield Josephson, Inc. as the Company's independent auditors is not required by the Company's Bylaws or otherwise. The Board, however, is submitting the selection of Stonefield Josephson, Inc. to the stockholders for ratification as a matter of good corporate practice. Therefore, there will be presented at the Annual Meeting a proposal for the ratification of this appointment, which the Board of Directors believes is advisable and in the best interests of the stockholders. If the appointment of Stonefield Josephson, Inc. is not ratified, the matter of the appointment of independent public accountants will be considered by the Board of Directors.

     The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the Annual Meeting, a quorum being present, is required for the adoption of this proposal. Broker nonvotes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the Annual Meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the Annual Meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

     THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF STONEFIELD JOSEPHSON, INC. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 1999.

     RATIFICATION OF CLOSING OF THE DIAMOND BAR STORE DUE TO LACK OF EARNINGS, BUT NOT FORECLOSING THE POSSIBILITY OF OTHER FUTURE BUSINESS VENTURES IN THE FASHION INDUSTRY, AT THE DISCRETION OF THE BOARD OF DIRECTORS.
                                    (PROPOSAL #4)


     The Board of Directors recommends the closing of the retail clothing store in the city of Diamond Bar, California due to lack of earnings and low inventory. The Company's involvement in the retail and fashion industry will continue; however, the Board of Directors find it is in the best interests of the Company not to expend funds in rebuilding the retail inventory until there are more funds available for this purpose.



     The Board of Directors also finds that Mirage should continue its efforts in the fashion and retail market since it has already established a good reputation in the industry, and many associate the Company with well made, original and unique clothing.



     The affirmative vote of holders of a majority of the aggregate voting power of Common Stock issued, outstanding and entitled to vote, present or represented at the Annual Meeting, a quorum being present, is required for the adoption of this proposal. Broker nonvotes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the Annual Meeting and entitled to vote. Accordingly, an abstention from voting by a stockholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the Annual Meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

     THE BOARD RECOMMENDS A VOTE "FOR" THE CLOSING OF THE DIAMOND BAR STORE DUE TO LACK OF EARNINGS, BUT NOT FORECLOSING THE POSSIBILITIES OF OTHER FUTURE BUSINESS VENTURES IN THE FASHION AND RETAIN INDUSTRY, A THE DISCRETION OF THE BOARD OF DIRECTORS.


              DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 1999

     The rules of the Securities and Exchange Commission permit stockholders of the Company, after notice to the Company, to present proposals for stockholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for stockholder action and are not properly omitted by Company action in accordance with the proxy rules published by the Securities and Exchange Commission. The Company's 1999 annual meeting of stockholders is expected to be held on or about October 15, 1999, and proxy materials in connection with that meeting are expected to be mailed on or about September 28, 1999. Stockholder proposals prepared in accordance with the proxy rules must be received by the Company on or before June 18, 1999.

                             FILINGS UNDER SECTION 16(a)

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons holding ten percent or more of a registered class of the Company's equity securities, to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's equity securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulations to furnish the Company with copies of any Section 16(a) forms they file.

     Based solely upon a review of the copies of the forms furnished to the Company and written representations of the Company's directors and executive officers, the Company believes that some of the filings required and applicable to its officers, directors and ten-percent beneficial owners were complied with during fiscal 1998 and some were not.

                                    OTHER MATTERS

     The Board of Directors of the Company does not intend to present any business at the Annual Meeting other than the matters specifically set forth in this Proxy Statement and knows of no other business to come before the Annual Meeting. However, on all matters properly brought before the Annual Meeting by the Board or by others, the persons named as proxies in the accompanying proxy will vote in accordance with their best judgment.

     It is important that your shares are represented and voted at the Annual Meeting, whether or not you plan to attend. Accordingly, we respectfully request that you sign, date and mail your Proxy in the enclosed envelope as promptly as possible.

     A copy of Mirage Holding, Inc.'s Annual Report on Form 10-KSB for the year ended June 30, 1998, which has been filed with the SEC pursuant to the Exchange Act, may be obtained without charge upon written request to Najeeb U. Ghauri, President, Mirage Holdings, Inc., 3000 West Olympic Boulevard, Suite 2235, Santa Monica, California, 90404 or from the Internet at WWW.SEC.GOV from the SEC's Edgar database.

                              BY ORDER OF THE BOARD OF DIRECTORS

                                  /s/ Najeeb U. Ghauri
                              --------------------------------------------
                              Najeeb U. Ghauri
                              President, Chief Executive Officer
                              and Secretary

MIRAGE HOLDINGS, INC.
3000 West Olympic Boulevard, Suite 2235
Santa Monica, California 90404

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Najeeb U. Ghauri, with full power of substitution, as his or her Proxy to represent and vote, as designated below, all of the shares of the Common Stock of Mirage Holdings, Inc., registered in the name of the undersigned on November 20, 1998, with the powers the undersigned would possess if personally present at the 1998 Annual Meeting of Stockholders to be held at the Company's offices at 3000 West Olympic Boulevard, Conference Room A, Santa Monica, California at 3:00 p.m., local time, on November 20, 1998 and at any adjournment thereof, hereby revoking any proxy or proxies previously given.

    Please mark your
/X/ votes as in this
    example using
    dark ink only.


1. ELECTION OF DIRECTORS:

FOR all nominees listed below    /  /      WITHHOLD AUTHORITY   /  /
(except as marked to the contrary below)   to vote for all nominees listed below


(To WITHHOLD authority to vote for any individual nominee strike a line through the nominee's name below)


Najeeb U. Ghauri   Irfan Muslafa   Earl Shannon


______________________________________________________________________________



                                                      For     Against    Abstain

2. Proposal to amend the Company's Bylaws for         /  /      /  /       /  /
   CHANGING the date of the Annual Meeting to October 15th.

                                                      For     Against    Abstain

3. Proposal to ratify closure of the Diamond Bar
   store due to lack of earnings, but not foreclose   /  /      /  /       /  /
   on the possibility of future business ventures in the fashion industry in the discretion of the elected Board of Directors.

                                                      For     Against    Abstain

4. Proposal to ratify the appointment of
   Stonefield Josephson, Inc. as the Company's        /  /      /  /       /  /
   independent auditors for fiscal 1999.


Discretionary authority is hereby granted with respect to such other matters as may properly come before the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL #2, "FOR" PROPOSAL #3, "FOR" PROPOSAL #4, AND IN THE PROXY'S DISCRETION ON ANY OTHER MATTERS TO COME BEFORE THE MEETING.



__________________________    ________________________   Dated: _________, 1998
      (Signature)               (Second signature)


PLEASE DATE AND SIGN ABOVE exactly as your name appears on your Stock Certificate, indicating where appropriate, official position or representative capacity.